Exhibit 99.1

Zymeworks Inc.

5,555,556 Common Shares

and

Pre-Funded Warrants to Purchase 4,166,690 Common Shares

Underwriting Agreement

New York, New York

June 19, 2019

J.P. Morgan Securities LLC

As Representative of the several Underwriters

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

Zymeworks Inc., a corporation continued under the Business Corporations Act (British Columbia) (the “Company”), proposes to issue and sell to the several underwriters named in Schedule II hereto (the “Underwriters”), for whom you (the “Representative”) are acting as representative, (i) the number of common shares, without par value, of the Company set forth in Schedule I hereto (the “Common Shares”) and (ii) pre-funded warrants to purchase the number of common shares of the Company set forth in Schedule I hereto, in the form attached hereto as Exhibit D (the “Warrants”) (said Common Shares and Warrants to be issued and sold by the Company being hereinafter called the “Underwritten Securities”). The Company also proposes to grant to the Underwriters an option to purchase up to the number of additional common shares set forth in Schedule I solely to cover over-allotments, if any (the “Option Securities”). The common shares of the Company issuable upon exercise of the Warrants are herein referred to as the “Warrant Shares.” The Warrants Shares, together with the Option Securities and the Underwritten Securities, being hereinafter called the “Securities”). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representative as used herein shall mean you, as Underwriters, and the terms Representative and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Base Prospectuses, the Preliminary Prospectuses or the Final Prospectuses shall be deemed to refer to and include the documents incorporated by reference therein; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectuses, the Preliminary Prospectuses or the Final Prospectuses (each as defined below) shall be deemed to refer to and include the filing of any document incorporated or deemed to be incorporated therein by reference. As used herein, “Base Prospectuses” shall mean, collectively, the Canadian Base Prospectus and the U.S. Base Prospectus (each as defined herein); “Preliminary Prospectuses” shall mean, collectively, the Canadian Preliminary Prospectus and the U.S. Preliminary Prospectus (each as defined herein); and “Final Prospectuses” shall mean, collectively, the Canadian Final Prospectus and the U.S. Final Prospectus (each as defined herein). The use of the neuter in this underwriting agreement (this “Agreement”) shall include the feminine and masculine as the context requires. Certain terms used herein are defined in Section 21 hereof.

As used in this Agreement, the “Registration Statement” means the registration statement referred to in Section 1(d) hereof, including the exhibits, schedules and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) and deemed part of such registration statement pursuant to Rule 430B under the Securities Act, as amended on each Effective Date, and, in the event any post-effective amendment thereto or any registration statement and any amendments thereto filed pursuant to Rule 462(b) under the Securities Act (a “Rule 462(b) Registration Statement”) becomes effective prior to the Closing Date (as defined in Section 3 hereof), shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be; the “Effective Date” means each date and time that the Registration Statement, any post-effective amendment or amendments thereto or any Rule 462(b) Registration Statement became or becomes effective; the “U.S. Base Prospectus” means the base prospectus referred to in Section 1(d) hereof contained in the Registration Statement at the date and time that this Agreement is executed and delivered by the parties hereto (the “Execution Time”); the “U.S. Preliminary Prospectus” means any preliminary prospectus supplement to the U.S. Base Prospectus referred to in Section 1(d) hereof which is used prior to the filing of the U.S. Final Prospectus, together with the U.S. Base Prospectus; and the “U.S. Final Prospectus” means the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) under the Securities Act after the Execution Time, together with the Base Prospectus.

The Company understands that the Underwriters propose to make a public offering of the Securities in the United States and in each of the provinces and territories of Canada, either directly or through their respective U.S. or Canadian broker-dealer affiliates, upon the terms set forth in the Disclosure Package and the Final Prospectuses as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

1.    Representations and Warranties.

The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

(a)    The Company has prepared and filed: (x) a preliminary short form base shelf prospectus dated February 15, 2019 (in both the English and French languages) (the “Canadian Preliminary Base Prospectus”) with the British Columbia Securities Commission (the “Reviewing Authority”) and with the Canadian securities regulatory authorities (collectively, with the Reviewing Authority, the “Canadian Qualifying

Authorities”) in each of the provinces and territories of Canada (collectively, the “Qualifying Provinces”); and (z) a final short form base shelf prospectus dated March 6, 2019 (in both the English and French languages) in the Qualifying Provinces (the “Canadian Final Base Prospectus”) with each of the Canadian Qualifying Authorities in respect of up to US$250,000,000 aggregate principal amount of common shares, preferred shares, debt securities, warrants, subscription receipts and units of the Company (collectively, the “Shelf Securities”); and the Reviewing Authority has issued a receipt under Multilateral Instrument 11-102 – Passport System and National Policy 11-202 – Process for Prospectus Reviews in Multiple Jurisdictions (collectively, the “Receipt”) in respect of each of such Canadian Preliminary Base Prospectus and Canadian Final Base Prospectus. The term “Canadian Base Prospectus” means the Canadian Final Base Prospectus, including documents incorporated therein by reference, at the time the Reviewing Authority issued the Receipt with respect thereto in accordance with the rules and procedures established under all applicable securities laws in each of the applicable Qualifying Provinces and the respective regulations and rules under such laws together with applicable published policy statements and instruments of the securities regulatory authorities in the Qualifying Provinces (“Canadian Securities Laws”), National Instrument 44-101 – Short Form Prospectus Distributions and National Instrument 44-102 – Shelf Distributions (together, the “Canadian Shelf Procedures”). The term “Canadian Preliminary Prospectus” means the preliminary prospectus supplement (in both the English and French languages) relating to the offering of the Securities, which excluded certain pricing information, filed with each of the Canadian Qualifying Authorities in accordance with the Canadian Shelf Procedures on June 18, 2019, together with the Canadian Base Prospectus, including all documents incorporated therein by reference. The term “Canadian Final Prospectus” means the prospectus supplement (in both the English and French languages) relating to the offering of the Securities, which includes the pricing information omitted from the Canadian Preliminary Prospectus, to be dated the date hereof and filed with each of the Canadian Qualifying Authorities in accordance with the Canadian Shelf Procedures in accordance with Section 5(a) hereof, together with the Canadian Base Prospectus, including all documents incorporated therein by reference.

All references in this Agreement to the Canadian Preliminary Base Prospectus, the Canadian Base Prospectus, the Canadian Preliminary Prospectus and the Canadian Final Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the applicable Canadian Qualifying Authorities pursuant to the System for Electronic Document Analysis and Retrieval (SEDAR).

(b)    No order suspending the distribution of the Securities or any other securities of the Company has been issued by any Canadian Qualifying Authority and no proceedings for that purpose have been initiated or are pending or, to the knowledge of the Company, threatened or contemplated by any Canadian Qualifying Authority, and any request made to the Company on the part of any Canadian Qualifying Authority for additional information has been complied with.

(c)    The Canadian Final Base Prospectus and Canadian Preliminary Prospectus did, and the Canadian Final Prospectus (and any further amendments or supplements thereto) will, comply in all material respects with the applicable requirements of Canadian Securities Laws; the Canadian Final Base Prospectus and the Canadian Preliminary Prospectus, as of the time of filing thereof, did not, and the Canadian Final Prospectus (and any further amendments or supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact that is required to be stated or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Canadian Final Base Prospectus and the Canadian Preliminary Prospectus, as of the time of filing thereof, constituted, and the Canadian Final Prospectus (and any further amendments of supplements thereto) will, constitute, full, true and plain disclosure of all material facts relating to the Securities and to the Company; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from the Canadian Preliminary Prospectus or the Canadian Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties hereto agree that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(d)    The Company meets the requirements for use of Form S-3 under the Securities Act, and has prepared and filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3, including a related base prospectus, in respect of the Shelf Securities with the SEC; such registration statement, including exhibits to such registration statement and all documents incorporated by reference in the prospectus contained therein, and including any amendments thereto filed prior to the Execution Time, each in the form heretofore delivered or to be delivered to the Representative, has become effective; the Company has filed with the SEC, pursuant to Rule 424(b) under the Securities Act, a preliminary prospectus supplement relating to the offering of the Securities; no other document with respect to such registration statement has heretofore been filed or transmitted for filing with the Commission, except for any documents filed with the Commission subsequent to the date of such effectiveness in the form heretofore delivered to the Representative; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been initiated or, to the knowledge of the Company, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time the registration statement became effective, each as amended at the time of the registration statement became effective and including any post-effective amendment thereto and any prospectus supplement relating to the Securities that is filed with the Commission are hereinafter collectively called the “Registration Statement”); any reference to any amendment to the Registration Statement shall be deemed to refer to and include any documents incorporated by reference therein after the effective date of the initial Registration Statement; the base prospectus filed as part of the Registration Statement relating to the Shelf Securities, including all documents incorporated therein by reference, contained in the Registration Statement at the Execution Time, is hereinafter called the “U.S. Base Prospectus”; the preliminary prospectus supplement relating to the offering of the Securities, including all documents incorporated therein by reference, filed with the Commission on June 18, 2019, together with the U.S. Base Prospectus, which is used prior to the filing of the U.S. Final Prospectus, is hereinafter called the “U.S. Preliminary Prospectus”; the final prospectus supplement relating to the offering of the Securities, including all documents incorporated therein by reference, to be filed with the Commission after the Execution Time in accordance with Section 5(a) hereof, together with the U.S. Base Prospectus, is hereinafter called the “U.S. Final Prospectus.”

All references in this Agreement to the Registration Statement, the U.S. Base Prospectus, the U.S. Preliminary Prospectus, any Issuer Free Writing Prospectus or the U.S. Final Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to the Commission’s Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

(e)    Each document filed or to be filed with the Canadian Qualifying Authorities and incorporated by reference in the Canadian Final Base Prospectus, the Canadian Preliminary Prospectus and the Canadian Final Prospectus complied, as at the applicable filing date, or will comply when so filed, in all material respects with the requirements of Canadian Securities Laws and the Canadian Shelf Procedures, and did not, or will not when so filed, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f)    On each Effective Date, the Registration Statement did, and when the U.S. Final Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a “settlement date”), (i) the U.S. Final Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Securities Act and the respective rules thereunder; no order preventing or suspending the use of the Registration Statement, the U.S. Preliminary Prospectus, the U.S. Final Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission and (ii) the Canadian Final Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Canadian Securities Laws and the rules thereunder; no order preventing or suspending the use of the Canadian Preliminary Prospectus or the Canadian Final Prospectus has been issued by any of the Canadian Qualifying Authorities; on each Effective Date and at the Execution Time, the Registration Statement did not and, together with the price to the public, the number of Underwritten Securities, the number of Option Securities and the underwriting commission set forth on the cover of the U.S. Final Prospectus, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Final Prospectuses (together with any supplements thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Final Prospectuses (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(g)    (i) The Disclosure Package and the price to the public, the number of Underwritten Securities and the number of Option Securities to be included on the cover page of the Final Prospectuses, when taken together as a whole, and (ii) each electronic road show when taken together as a whole with the Disclosure Package and the price to the public, the number of Underwritten Securities, the number of Option Securities and the underwriting discount and commission to be included on the cover page of the U.S. Final Prospectus or, with respect to Canada, each electronic road show when taken together as a whole with the Canadian Final Prospectus, do not and on the Closing Date and any settlement date, will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package, the Canadian Preliminary Prospectus or the Canadian Final Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(h)    (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Securities and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405 under the Securities Act), without taking account of any determination by the Commission pursuant to Rule 405 under the Securities Act that it is not necessary that the Company be considered an Ineligible Issuer;

(i)    From the time of the initial confidential submission of the registration statement relating to the Company’s initial public offering to the Commission through the Execution Time, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(j)    Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(k)    The Company (i) has delivered and, if applicable, will deliver the Template Version of any Marketing Materials, and any amendments or supplements thereto, to the Canadian Qualifying Authorities in compliance with the requirements of Canadian Securities Laws and (ii) has filed and, if applicable, will file the Template Version of any Marketing Materials (other than the Marketing Materials relating to any road show), if any, and any amendments or supplements thereto approved in writing by the Company and the Representative in the manner contemplated by the Canadian Shelf Procedures prior to the time the Marketing Materials are provided to potential investors, with the Canadian Qualifying Authorities not later than the day on which such Marketing Materials were first provided to a potential investor in the offering of the Securities pursuant to this Agreement. If any Comparables and disclosure relating to such Comparables have been redacted and, if applicable, will be redacted from the Template Version of any Marketing Materials filed with the Canadian Qualifying Authorities, a complete Template Version of such Marketing Materials (containing the Comparables and related disclosure) has been delivered and, if applicable, will be delivered to the Canadian Qualifying Authorities by the Company in compliance with the Canadian Shelf Procedures. As used in this Section and this Agreement, the terms “Template Version,” “Marketing Materials”, “Comparables” shall have the meanings ascribed thereto in NI 41-101.

(l)    Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is organized with corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus , and to enter into and perform its obligations under this Agreement and the Warrants and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify or to be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below).

(m)    All the outstanding share capital of the Company and each of its subsidiaries has been duly and validly authorized and issued and is fully paid and non-assessable, and all outstanding share capital of each subsidiary of the Company is owned by the Company directly, free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

(n)    There is no franchise, contract or other document of a character required to be described in the Registration Statement or the Final Prospectuses, or to be filed as an exhibit thereto, which is not described in all material respects or filed as required (and the Preliminary Prospectuses contain in all material respects the same description of the foregoing matters contained in the Final Prospectuses); and the statements in the Preliminary Prospectuses and the Final Prospectuses under the headings “Certain U.S. Income Tax Considerations,” “Certain Canadian Income Tax Considerations,” “Description of Share Capital” and “Description of Pre-Funded Warrants” and under the headings “Risk Factors – Risks Related to Our Intellectual Property,” “Risk Factors – Risks Related to Our Business and the Development and Commercialization of Our Product Candidates,” “Risk Factors – Risks Related to Additional Legal and Compliance Matters” and in “Item 1 (Business)” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, fairly summarize such legal matters, agreements, documents or proceedings in all material respects.

(o)    All necessary corporate action has been taken by the Company to authorize the execution and delivery of this Agreement and the transactions contemplated hereby, including, as applicable, execution and delivery of each of the Warrants, the Canadian Preliminary Base Prospectus, Canadian Preliminary Prospectus, any Marketing Materials, Canadian Final Base Prospectus and the Canadian Final Prospectus, as well as any amendments to any of the foregoing, and the filing or delivery thereof under Canadian Securities Laws in each Canadian Qualifying Jurisdiction.

(p)    The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(q)    No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the offering, issuance or sale of the Securities contemplated herein and in the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus, except such as have been obtained or as may be required under the Securities Act and Canadian Securities Laws and such as may be required under the blue sky laws of any jurisdiction or by Industry Canada, the Financial Industry Regulatory Authority, Inc. (“FINRA”), the New York Stock Exchange (“NYSE”) or the Toronto Stock Exchange (the “TSX”) in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus.

(r)    The issued and outstanding common shares of the Company are listed and posted for trading on the TSX and the NYSE and (i) the Common Shares to be issued and sold by the Company to the Underwriters pursuant to this Agreement, and (ii) the Warrant Shares to be issued by the Company upon exercise of the Warrants to be issued and sold by the Company to the Underwriters pursuant to this Agreement, will be listed and posted for trading on the NYSE and, if applicable, such other stock exchanges the Company’s Common Shares are listed and posted for trading at the time the Warrant Shares are issued, upon the Company complying with the usual conditions imposed by the NYSE or such other stock exchange, as applicable, with respect thereto.

(s)    The Company is a “reporting issuer” or the equivalent thereof in each of the Canadian Qualifying Jurisdictions where such concept exists.

(t)    Neither the execution, delivery and performance of this Agreement or the Warrants by the Company nor the issue and sale of the Securities contemplated herein and in the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the articles or by-laws of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except in the case of clauses (ii) and (iii), for such breach or violation as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(u)    No holders of securities of the Company have rights to the registration of such securities under the U.S. Final Prospectus or the Canadian Final Prospectus, except for any such rights as have been effectively waived.

(v)    The consolidated historical financial statements of the Company and its consolidated subsidiaries included in the Preliminary Prospectus, the U.S. Final Prospectus, the Registration Statement, Canadian Preliminary Prospectus and the Canadian Final Prospectus present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and Canadian Securities Laws and have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as noted therein). The selected financial data set forth under the caption “Selected Financial Data” in the Preliminary Prospectus, the Final Prospectus, the Registration Statement, the Canadian Final Prospectus and the Canadian Supplemented Prospectus fairly present, on the basis stated in the Preliminary Prospectus, the Final Prospectus, the Registration Statement, the Canadian Final Prospectus and the Canadian Supplemented Prospectus, the information included therein.

(w)    No action, suit, proceeding, inquiry or investigation by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the Warrants or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”).

(x)    Each of the Company and each of its subsidiaries owns or leases all such personal property (other than with respect to Intellectual Property (as defined below) which is addressed exclusively in Section 1(i)(qq)) as are necessary to the conduct of its operations as presently conducted, except as would not reasonably be expected to have a Material Adverse Effect.

(y)    Neither the Company nor any of its subsidiaries is in violation or default of (i) any provision of its articles or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except in the case of clauses (ii) and (iii), for such breach or violation as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(z)    KPMG LLP, which has audited certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements included in the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus, are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder and are independent with respect to the Company as required by Canadian Securities Laws.

(aa)    There are no transfer taxes or other similar fees or charges under U.S. or Canadian federal law or the laws of any state or province, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the Warrants or the issuance by the Company or sale by the Company of the Securities.

(bb)    The Company has filed all tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding tax or duty (in the case of such withholding tax, only to the extent that no services were rendered in Canada by or on behalf of any Underwriter which is not a resident of Canada for the purposes of the Income Tax Act (Canada)) is payable in Canada by or on behalf of the Underwriters under the federal laws of Canada or the laws of any province or territory thereof in connection with (i) the issuance, sale and delivery of the Securities by the Company to or for the account of the Underwriters, (ii) the purchase from the Company and the initial sale and delivery by the Underwriters of the Securities to purchasers thereof or (iii) the execution and delivery of this Agreement, the Warrants or any other document to be furnished hereunder.

(cc)    No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or strategic partners, that could reasonably be expected to have a Material Adverse Effect.

(dd)    Except in each case as could not reasonably be expected to have a Material Adverse Effect, (i) the Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are, in the Company’s reasonable judgement, prudent and customary in the businesses in which they are engaged; (ii) all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; (iii) the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; (iv) there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; (v) neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and (vi) neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

(ee)    No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s share capital, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company.

(ff)    The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus, the Company and its subsidiaries are not aware of any material weakness in their internal controls over financial reporting.

(gg)    [Reserved]

(hh)    The Company has not taken, directly or indirectly, any action designed to or that could constitute or cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(ii)    The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state, provincial and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of the subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(jj)    In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and each of its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

(kk)    Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Disclosure Package, the U.S. Final Prospectus, the Canadian Preliminary Prospectus and the Canadian Final Prospectus is not based on or derived from sources that are reliable and accurate in all material respects, and, to the extent required by such sources, the Company has obtained the written consent to the use of such data from such sources.

(ll)    None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan, determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by any of the Company or any of its subsidiaries that could reasonably be expected to have a Material Adverse Effect; or (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company or any of its subsidiaries that could reasonably be expected to have a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur : (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the most recently completed fiscal year of the Company and its subsidiaries; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Company and its subsidiaries compared to the amount of such obligations in the most recently completed fiscal year of the Company and its subsidiaries; (iii) any event or condition giving rise to a liability under Title IV of ERISA; or (iv) the filing of a claim by one or more employees or former employees of the Company or any of its subsidiaries related to their employment. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Company or any of its subsidiaries may have any liability.

(mm)    The Company has taken all reasonably necessary actions to maintain compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are in effect and with which the Company is required to comply.

(nn)    Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that could result in a violation or a sanction for violation by such persons of the Foreign Corrupt Practices Act of 1977, the Corruption of Foreign Public Officials Act (Canada) or the U.K. Bribery Act 2010, each as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder; and the Company and its subsidiaries have instituted and maintain policies and procedures to comply therewith. No part of the proceeds of the offering will be used, directly or indirectly, in violation of the Foreign Corrupt Practices Act of 1977 or the U.K. Bribery Act 2010, each as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder.

(oo)    The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes of all applicable jurisdictions, including the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(pp)    Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries (i) is, or is controlled or 50% or more owned in the aggregate by or is acting on behalf of, one or more individuals or entities that are currently the subject of any sanctions administered or enforced by Canada or the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, a member state of the European Union (including sanctions administered or enforced by Her Majesty’s Treasury of the United Kingdom) or other relevant sanctions authority (collectively, “Sanctions” and such persons, “Sanctioned Persons” and each such person, a “Sanctioned Person”), (ii) is located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”) or (iii) will, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity in any manner that would result in a violation of any Sanctions by, or could result in the imposition of Sanctions against, any individual or entity (including any individual or entity participating in the offering, whether as underwriter, advisor, investor or otherwise). Neither the Company nor any of its subsidiaries has engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding five years, nor does the Company or any of its subsidiaries have any plans to engage in dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country.

(qq)    Except as disclosed in the Registration Statement, the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus, the Company and its subsidiaries own, possess, license, have other rights to use or, to the knowledge of the Company, could acquire on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed to be conducted in the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus, except where such failure to own, possess or acquire such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Intellectual Property owned by the Company and its subsidiaries, and to the knowledge of the Company, the Intellectual Property licensed to the Company and its subsidiaries, has not been adjudged invalid or unenforceable, in whole or in part. To the Company’s knowledge, except as disclosed in the Disclosure

Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus, there are no unreleased liens or security interests that have been filed against the Intellectual Property owned by the Company and its subsidiaries. To the Company’s knowledge, except as set forth in the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus, in “Item 1 (Business)” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, or as would not reasonably be expected to have a Material Adverse Effect, (a) there are no rights of third parties to any Intellectual Property owned by the Company; (b) there is no material infringement by third parties of any issued United States patents owned or licensed by the Company; (c) there is no pending or threatened action, suit, proceeding or claim by others in writing challenging the Company’s rights in or to any Intellectual Property owned by the Company; (d) there is no pending or threatened action, suit, proceeding or claim by others in writing challenging the validity or scope of any Intellectual Property owned by the Company; (e) there is no pending or threatened action, suit, proceeding or claim by others in writing that (i) the Company infringes, misappropriates, or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others or (ii) the Company would, upon the commercialization of any product or service set forth in the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus according to the Company’s current commercial plans, infringe, misappropriate, or otherwise violate any valid claim of an issued United States patent, or any trademark, copyright, or trade secret of others, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim which could reasonably be expected to result in a Material Adverse Effect; (f) the Company and its subsidiaries have disclosed to the U.S. Patent and Trademark Office (“USPTO”) all information relevant to the patentability of all issued United States patents and pending patent applications included in the Intellectual Property in accordance with 37 C.F.R. Section 1.56, and have not made any misrepresentation or concealed any information from the USPTO in any of the issued United States patents or pending patent applications included in the Intellectual Property, or in connection with the prosecution thereof, in violation of 37 C.F.R. Section 1.56; (g) except as set forth in the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus, the Company is not aware of any employee of the Company or any of its subsidiaries being or having ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or any of its subsidiaries or actions undertaken by the employee while employed with the Company or any of its subsidiaries. All licenses to which the Company is a party relating to the Intellectual Property are in full force and effect and the Company is not in violation of any term of such license except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The product candidates described in the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus as under development by the Company or its subsidiaries fall within the scope of the claims of one or more patents or patent applications owned by, or exclusively licensed to, the Company or its subsidiary.

(rr)    Except as disclosed in the Registration Statement, the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of the Underwriters and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of the Underwriters.

(ss)    Except as described in the Registration Statement, the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus, as applicable, the Company and its subsidiaries, to the extent applicable, (i) are and at all times have been in compliance with all statutes and regulations applicable to the ownership, research, testing, development, manufacture, packaging, processing, use, distribution, marketing, advertising, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company, including, without limitation, the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.), the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the civil False Claims Act (31 U.S.C. § 3729 et seq.), the criminal false statements law (42 U.S.C. § 1320a-7b(a)), the civil monetary penalties law (42 U.S.C. § 1320a-7a), the exclusion law (42 U.S.C. § 1320a-7), all criminal laws relating to health care fraud and abuse, including without limitation 18 U.S.C. §§ 286, 287, 1035, 1347 and 1349, Title XVIII of the Social Security Act regarding the Medicare program (42 U.S.C. § 1395 et seq.) and Title XIX of the Social Security Act regarding the Medicaid program (42 U.S.C. § 1396 et seq.), the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C §§ 1320d et seq.), as amended by the Health Information Technology for Economic and Clinical Health Act of 2009 (42 U.S.C §§ 17921 et seq.), and the Patient Protection and Affordable Care Act of 2010 (Public Law 111-148), as amended by the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), including without limitation, the Physician Payments Sunshine Act (codified as 42 U.S.C. § 1320a-7h), regulations relating to Good Clinical Practices and Good Laboratory Practices, the regulations promulgated pursuant to such laws and any comparable local, state, provincial, federal, national, supranational and foreign analog (collectively, the “Health Care Laws”), except for such non-compliance as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) have not received any written notice from any court or arbitrator or governmental or regulatory authority or third party asserting non-compliance with any licenses, exemptions, certificates, approvals, clearances, authorizations, permits, registrations and supplements or amendments thereto required by any such Health Care Laws (“Health Care Authorizations”), except for such non-compliance as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (iii) possess all material Health Care Authorizations and such Health Care Authorizations are valid and in full force and effect and are not in violation of any term of any such Health Care Authorizations, except in each case as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (iv) have not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation of the Company or any of its subsidiaries is in violation of any Health Care Laws or Health Care Authorizations nor, to the Company’s knowledge, is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action threatened, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (v) have filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Health Care Laws or Health Care Authorizations, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed (or were corrected or supplemented by a subsequent submission), except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (vi) are not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority, except for such non-compliance as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. In addition, none of the Company or its subsidiaries or any of their respective directors, officers, employees or agents is or, has been debarred, suspended or excluded, or has been convicted of any crime or, to the knowledge of the Company or its subsidiaries, engaged in any conduct that would result in a debarment, suspension or exclusion from any federal or state government health care program or human clinical research, or to the knowledge of the Company or its subsidiaries, is subject to any inquiry, investigation, proceeding, or other similar action by a governmental authority that could reasonably be expected to result in any such debarment, suspension or exclusion.

(tt)    The clinical trials and pre-clinical studies conducted by or on behalf of or sponsored by the Company or its subsidiaries, or in which the Company or its subsidiaries have participated, that are described in the Registration Statement, the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus or the results of which are referred to in the Registration Statement, the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus, as applicable, and are intended to be submitted to Regulatory Authorities as a basis for product approval, were and, if still pending, are being conducted in all material respects in accordance with standard medical and scientific research procedures and all applicable statutes, rules and regulations of the FDA and comparable drug regulatory agencies outside of the United States to which it is subject (collectively, the “Regulatory Authorities”), including, without limitation, 21 C.F.R. Parts 50, 54, 56, 58, and 312, and current Good Clinical Practices and Good Laboratory Practices, except for such non-compliance as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the descriptions in the Registration Statement, the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus of the results of such studies and tests are accurate and complete in all material respects and accurately present the data derived from such trials; the Company has no knowledge of any other trials the results of which are inconsistent or otherwise call into question the results described or referred to in the Registration Statement, the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus; neither the Company nor its subsidiaries have received any written notices, correspondence or other communication from the Regulatory Authorities or any other governmental agency which could lead to the termination or suspension of any clinical or pre-clinical trials that are described in the Registration Statement, the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus or the results of which are referred to in the Registration Statement, Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus, and, to the Company’s knowledge, there are no reasonable grounds for same.

(uu)    Except in each case as would not reasonably be expected to have a Material Adverse Effect, (i) the Company and its subsidiaries possess all licenses, certificates, permits and other authorizations (collectively, “Permits”) issued by, and has made all declarations and filings with, the applicable federal, state, provincial, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of its properties or the conduct of its businesses as described in the Registration Statement, the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus, or to permit all clinical and nonclinical studies and trials conducted by or on behalf of the Company and its subsidiaries, including, without limitation, all necessary FDA and applicable foreign regulatory agency approvals; (ii) the Company and its subsidiaries are not in violation of, or in default under, any such Permit; and (iii) the Company and its subsidiaries have not received notice of any revocation or modification of any such Permit and does not have any reason to believe that any such Permit will not be renewed in the ordinary course. Except in each case as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries (i) are, and at all times have been, in compliance with all Health Care Laws, and (ii) has not received any FDA Form 483, written notice of adverse finding, warning letter, untitled letter or other correspondence or written notice from any court or arbitrator or governmental or regulatory authority alleging or asserting non-compliance with (A) any Health Care Laws or (B) any Permits required by any such Health Care Laws.

(vv)    [Reserved].

(ww)    Except as disclosed in the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus, no acquisition has been made by the Company or any of its subsidiaries during its three most recently completed fiscal years that would be a significant acquisition for the purposes of Canadian Securities Laws, and no proposed acquisition by the Company or any of its subsidiaries has progressed to a state where a reasonable person would believe that the likelihood of the Company or any of its subsidiaries completing the acquisition is high and that, if completed by the Company or any of its subsidiaries at the date of the U.S. Final Prospectus and the Canadian Final Prospectus, would be a significant acquisition for the purposes of Canadian Securities Laws, in each case, that would require the prescribed disclosure in the U.S. Final Prospectus and the Canadian Final Prospectus pursuant to Canadian Securities Laws.

(xx)    There has not been any reportable disagreement (within the meaning of National Instrument 51-102 of the Canadian Securities Administrators) with the auditors of the Company.

(yy)    There are no reports or information that in accordance with the requirements of the Canadian Securities Laws must be made publicly available in connection with the offering of the Securities that have not been made publicly available as required; there are no documents required to be filed as of the date hereof with the Canadian Qualifying Authorities or with any other Canadian securities regulatory authority in connection with the Canadian Base Prospectus, the Canadian Preliminary Prospectus or the Canadian Final Prospectus that have not been filed as required.

(zz)    Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of known material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have taken commercially reasonable measures to maintain and protect the integrity, continuous operation, redundancy and security of the IT Systems used in connection with their businesses as currently conducted and have remediated any known material security vulnerabilities.

(aaa)    (a) Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries are in compliance with all applicable (i) laws, regulations, and binding directives concerning data protection, privacy, security or Personal Information, including without limitation the Health Insurance Portability and Accountability Act of 1996, as amended and supplemented by the Health Information Technology for Economic and Clinical Health Act of the American Recovery and Reinvestment Act of 2009 (together, “HIPAA”) and Canada’s Personal Information Protection and Electronic Documents Act (collectively, the “Privacy Laws”), and (ii) contractual obligations relating to the privacy, security or protection of the IT Systems and all confidential information, sensitive non-public information and Personal Information under the control of the Company or any of its subsidiaries (the “Company Data”). “Personal Information” means any information that relates to an identified or identifiable natural person or that otherwise constitutes “personal data”, “personal information”, “personally identifiable information” or similar information protected by applicable law. Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have implemented and maintained, and comply in all material respects with, appropriate controls, policies, procedures and/or safeguards to maintain and protect the privacy, security, confidentiality and integrity of all Company Data and to protect Company Data from any unlawful or unauthorized access, destruction, loss, alteration, use, disclosure or other processing (each, a “Security Incident”). Except as would not reasonably be expected to have a Material Adverse Effect, to the knowledge of the Company, there have been no losses of or Security

Incidents affecting Company Data, except for those that have been or can be remedied without material cost or liability or the duty to notify any other person, entity or governmental authority. Except as set forth in the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus, the Canadian Final Prospectus and in “Item 1 (Business)” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, or as would not reasonably be expected to have a Material Adverse Effect, there is no pending or, to the knowledge of the Company, threatened claim, known investigation or enforcement action against or involving the Company or any of its subsidiaries alleging any actual or potential violation of any of the Privacy Laws by the Company or any of its subsidiaries (or, to the knowledge of the Company, any third party processing Company Data on behalf of the Company or any of its subsidiaries).

(bbb)    (i) The Common Shares to be issued and sold by the Company to the Underwriters pursuant to this Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the descriptions thereof in the Registration Statement, the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus; (ii) the Warrants have been duly authorized by the Company and, when executed and delivered by the Company in accordance with this Agreement, will be duly and validly issued securities of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability, and will conform in all material respects to the descriptions thereof in the Registration Statement, the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus; (iii) the Warrant Shares to be issued by the Company upon exercise of the Warrants, as provided therein, have been duly and validly authorized and, when issued and delivered upon exercise, as provided under the Warrants, will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the descriptions thereof in the Registration Statement, the Disclosure Package, the U.S. Final Prospectus, Canadian Preliminary Prospectus and the Canadian Final Prospectus; and (iv) the issuance of the Securities and the Warrant Shares is not subject to any preemptive, rights of first refusal or similar rights.

(ccc)    The Company believes that it was not classified as a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended, for the taxable year ending December 31, 2018.

Any certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2.     Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto, the number of Common Shares set forth opposite such Underwriter’s name in Schedule II hereto, and to purchase from the Company, at the purchase price set forth in Schedule I hereto, the number of Warrants set forth opposite such Underwriter’s name in Schedule II hereto.

(b)    Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to the number of Option Securities set forth in Schedule I hereto at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Underwritten Securities but not payable on the Option Securities. Option Securities may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Underwritten Securities. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the U.S. Final Prospectus upon written or telegraphic notice by the Representative to the Company setting forth the number of Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

3.    Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the second Business Day immediately preceding the Closing Date) shall be made on the date and at the time specified in Schedule I hereto, or at such time on such later date not more than two Business Days after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement between the Representative and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the second Business Day immediately preceding the Closing Date), shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the respective aggregate purchase prices of the Underwritten Securities and the Option Securities being sold by the Company to or upon the order of the Company by wire transfer payable in same-day funds to the accounts specified by the Company. Delivery of the Underwritten Securities (other than the Warrants) and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct. The Warrants shall be delivered to the Representative in definitive form, registered in such names and in such denominations as the Representative shall request in writing not later than the Closing Date. The Warrants will be made available for inspection by the Representative on the business day prior to the Closing Date.

Notwithstanding the foregoing, the Company and the Representative shall instruct purchasers of the Warrants in the public offering to make payment for the Warrants on the Closing Date to the Representative by wire transfer in immediately available funds to the account specified by the Representative at a purchase price of $17.9999 per Warrant and the Company shall deliver the Warrants to such purchasers on the Closing Date in definitive form against such payment, in lieu of the Company’s obligation to deliver such Warrants to the Underwriters.

In the event that the purchasers of the Warrants in the public offering fail to make payment to the Representative for all or part of the Warrants on the Closing Date, the Representative may elect, by written notice to the Company, to receive additional Common Shares in lieu of all or a portion of such Warrants to be delivered to the Underwriters under this Agreement.

If the option provided for in Section 2(b) hereof is exercised after the second Business Day immediately preceding the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct, on the date specified by the Representative (which shall be within two Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the accounts specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representative on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

4.    Offering by Underwriters.

(a)    It is understood that the several Underwriters propose to offer the Securities for sale to the public in the United States and Canada as set forth in the U.S. Final Prospectus and the Canadian Final Prospectus. The Company is advised by you that prior to the commencement of any roadshow undertaken in connection with the marketing of the offering of the Securities, you reasonably expected that the Securities would be primarily sold in the United States.

(b)    The Underwriters shall be permitted to appoint, at their sole expense, other registered dealers or brokers as their agents to assist in the distribution of the Securities in the provinces and territories of Canada (a “Selling Firm”). The Underwriters shall, and shall require any Selling Firm, to comply with Canadian Securities Laws in connection with the distribution of the Securities and to offer the Securities for sale only in the provinces and territories of Canada directly and through duly appointed Selling Firms upon the terms and conditions set forth in the U.S. Final Prospectus, the Canadian Final Prospectus , this Agreement and the Warrants. The Underwriters shall, and shall require any Selling Firm to agree to, offer for sale and sell the Securities only in those jurisdictions where they may be lawfully offered by the Underwriters for sale or sold. Without limiting the generality of the foregoing, no Securities will be offered for sale or sold in any province or territory of Canada by any Canadian Underwriter or any Selling Firm unless such Canadian Underwriter or Selling Firm is duly registered as a dealer under the Canadian Securities Laws of such province or territory in a category that permits the trade.

(c)    The Underwriters or their Canadian registered broker-dealer affiliates, as applicable, that have signed the Canadian Final Prospectus (the “Canadian Underwriters”) shall use their commercially reasonable efforts to complete, and to cause each Selling Firm to complete, the distribution of the Securities as promptly as possible after the Closing Date, and shall cause each Selling Firm to, after the Closing Date, give prompt written notice to the Company when, in the opinion of the Canadian Underwriters, they have completed distribution of the Securities in the provinces and territories of Canada, including notice of the total proceeds realized or number of Securities sold in each of the provinces and territories of Canada and any other jurisdiction.

(d)    Each Underwriter that is not a Canadian Underwriter (a “Non-Canadian Underwriter”) hereby covenants and agrees with the Company that it will not sell or offer to sell, nor allow any agent or selling group member acting on behalf of such Non-Canadian Underwriter in connection with the offering of Securities pursuant to this Agreement to sell or offer to sell, any of the Securities to any person resident in Canada.

5.    Agreements. The Company agrees with the several Underwriters that:

(a)    The Company will comply with the Canadian Shelf Procedures and Rule 424(b) under the Securities Act. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement or amendment to the Base Prospectuses (including the Final Prospectuses) unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object in a timely manner. The Company will (i) prepare the Canadian Final Prospectus in accordance with the Canadian Shelf Procedures under Canadian Securities Laws, (ii) prepare the U.S. Final Prospectus in a form approved by the Representative, (iii) file the U.S. Final Prospectus with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Securities Act within the time period prescribed and (iv) file the Canadian Final Prospectus with each of the Canadian Qualifying Authorities pursuant to the Canadian Shelf Procedures under Canadian Securities Laws not later than the close of business on the second Business Day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by the Canadian Shelf Procedures under Canadian Securities Laws. The Company will promptly advise the Representative (1) when the U.S. Final Prospectus and any supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act, (2) when the Canadian Final Prospectus shall have been filed with the Canadian Qualifying Authorities pursuant to the Canadian Shelf Procedures, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement or the Canadian Base Prospectus shall have been filed or become effective or a receipt has been issued under Multilateral Instrument 11-201 – Passport System in respect of any such amendment has been issued, as the case may be, (4) of any request by the Commission or its staff for any amendment of the Registration Statement or for any supplement to the U.S. Base Prospectus or for any additional information, (5) of any request by a Canadian Qualifying Authority or any other regulatory authority in Canada for any amendment or supplement to the Canadian Base Prospectus or for any additional information, (6) of the Company’s intention to file, or prepare any supplement or amendment to, the Registration Statement, the Preliminary Prospectuses, the Final Prospectuses or any Issuer Free Writing Prospectus, (7) of the time when any amendment or supplement to the Canadian Base Prospectus has been filed with the Canadian Qualifying Authorities or receipted by the Reviewing Authority, or of the filing with, or mailing or the delivery to, the Commission for filing of any amendment of or supplement to the Registration Statement or the U.S. Base Prospectus, (8) of the issuance by the Commission or the Canadian Qualifying Authorities of any stop order suspending the effectiveness of the Registration Statement or of any notice that would prevent its use, or suspending the use of any Preliminary Prospectuses, Final Prospectuses or any Issuer Free Writing Prospectus, or the issuance by a Canadian Qualifying Authorities or any other regulatory authority of any cease trading or similar order relating to the Securities, or the institution or threatening of any proceeding for those purposes or pursuant to Section 8A of the Securities, (9) of the receipt by the Company of any communication from the Commission, a Canadian Qualifying Authority or any other regulatory authority in Canada relating to the Preliminary Prospectuses or the Final Prospectuses, the offering of the Securities, or the listing of the Securities on the TSX or the NYSE, and (10) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. The Company will use its reasonable best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection and, upon such issuance, occurrence or objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or Canadian Base Prospectus or a new registration statement or Canadian Base Prospectus and using its reasonable best efforts to have such amendment or new registration statement or Canadian Base Prospectus declared effective or qualified as soon as practicable.

(b)    The Company will deliver to the Underwriters as soon as practicable following the execution and delivery of this Agreement: (i) a copy of the Canadian Preliminary Prospectus and the Canadian Final Prospectus in each of the French and English language, signed and certified as required by Canadian Securities Laws in each of the Canadian Qualifying Jurisdictions; (ii) a copy of all such documents and certificates that were filed with the Canadian Preliminary Prospectus and the Canadian Final Prospectus under Canadian Securities Laws, including without limitation any Marketing Materials and Template Versions thereof, in each case in the English and French language, as applicable; and (iii) a letter from the TSX advising the Company that approval of the conditional listing of the Common Shares and the Warrant Shares has been granted by the TSX. The deliveries set forth in (i) shall also constitute the Company’s consent to the Underwriters’ use of the Canadian Final Prospectus for the distribution of the Securities in the Canadian Qualifying Jurisdictions in compliance with the provisions of this Agreement.

(c)    The Company will deliver to the Underwriters opinions of Blake, Cassels & Graydon LLP, Canadian counsel for the Company, dated the date of each of the Canadian Preliminary Prospectus and the Canadian Final Prospectus, addressed to the Underwriters and their counsel and in form and substance satisfactory to the Underwriters and their counsel, to the effect that the French language version of the Canadian Preliminary Prospectus or the Canadian Final Prospectus, as applicable, except for the information contained therein under the headings identified in Schedule IV hereto (all such information collectively referred to as the “Financial Information”), as to which no opinion need be expressed by such counsel, are, in all material respects, a complete and proper translation of the English language version thereof.

(d)    The Company will deliver to the Underwriters an opinion of KPMG LLP, auditors of the Company, dated the date of each of the Canadian Preliminary Prospectus and the Canadian Final Prospectus, addressed to the Underwriters and their counsel and in form and substance satisfactory to the Underwriters and their counsel, to the effect that the French language version of the Financial Information is, in all material respects, a complete and proper translation of the English language version thereof.

(e)    If, at any time prior to the filing of the U.S. Final Prospectus pursuant to Rule 424(b) or the Canadian Final Prospectus pursuant to the Canadian Securities Laws, any event occurs as a result of which the Disclosure Package or the Canadian Preliminary Prospectus would include any untrue statement of a material fact or would omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or the circumstances then prevailing, not misleading, the Company will (1) notify promptly the Representative so that any use of the Disclosure Package or the Canadian Preliminary Prospectus may cease until it is amended or supplemented; (2) amend or supplement the Disclosure Package or the Canadian Preliminary Prospectus to correct such statement or omission; and (3) supply any amendment or supplement to the Representative in such quantities as they may reasonably request.

(f)    If, at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) or Canadian Securities Laws, any event occurs as a result of which the U.S. Final Prospectus or the Canadian Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or amend or supplement, as applicable, the U.S. Final Prospectus or the Canadian Final Prospectus to comply with the Securities Act or the Exchange Act or the respective rules thereunder, including in connection with use or delivery of the U.S. Final Prospectus, or Canadian Securities Laws, the Company promptly will (i) notify the Representative of any such event; (ii) prepare and file with the Commission and the Reviewing Authority, as principal regulator under the Passport System an amendment or supplement or new registration statement which will correct such statement or omission or effect such compliance; (iii) use its best efforts to file any amendment to the Registration Statement with the Commission or have any new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the U.S. Final Prospectus and (iv) supply any amended or supplemented U.S. Prospectus and Canadian Final Prospectus to you in such quantities as you may reasonably request.

(g)    As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

(h)    The Company will furnish to the Representative and counsel for the Underwriters upon request, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172) or Canadian Securities Laws, as many copies, in both the English and French languages, as applicable, of each Preliminary Prospectus, Canadian Preliminary Prospectus, Prospectus, Canadian Final Prospectus and each Issuer Free Writing Prospectus and Marketing Material and any supplement thereto as the Representative may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

(i)    The Company will use its reasonable best efforts to arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representative may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, or to subject itself to taxation, in any jurisdiction where it is not now so subject.

(j)    The Company will not, without the prior written consent of J.P. Morgan Securities LLC, (i) offer, sell, contract to sell, pledge, hedge, lend or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the submission or filing (or participation in the submission or filing) of a registration statement with the Commission or a prospectus with any Canadian securities regulatory authorities in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other common shares or any securities convertible into, or exercisable, or exchangeable for, common shares; or publicly announce an intention to effect any such transaction or (ii) enter into any swap, hedging, or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the common shares or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common shares or such other securities, in cash or otherwise, for a period of 90 days after the date of the Underwriting Agreement, provided, however, that the Company may (i) issue and sell common shares pursuant to this Agreement and issue the Warrant Shares upon exercise of the Warrants, (ii) issue and sell common shares pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time, (iii) issue common shares issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time, (iv) file or amend one or more registration statements on Form S-8 relating to common shares granted pursuant to or reserved for issuance under any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and described in the Registration Statement, the Disclosure Package, the U.S. Final Prospectus, the Canadian Preliminary Prospectus and the Canadian Final Prospectus, and (v) enter into an agreement providing for the sale or issuance by the Company of, and sell and issue, common shares or any securities exercisable or exchangeable for, or convertible into, a number of common shares, in the aggregate amount of not more than 10% of the Company’s common shares issued and outstanding immediately following the Closing Date on a fully-diluted basis, pursuant to one or more strategic partnerships or collaborations, licensing transactions or business, product or technology acquisitions (in any event excluding transactions principally of a financing nature) without the prior written consent of the Representative; provided, however, that any such issuance under clause (v) above shall be conditioned upon the execution by each recipient of such common shares of a letter substantially in the form of Exhibit A hereto.

(k)    The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(l)    The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission or the Canadian Qualifying Authorities, as applicable, of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus and Prospectus, each English and French language versions of the Canadian Preliminary Prospectus and Canadian Final Prospectus for distribution in Canada, and each Issuer Free Writing Prospectus and English and French language versions of any Marketing Materials, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus and Prospectus, each English and French language versions of the Canadian Preliminary Prospectus and Canadian Final Prospectus for distribution in Canada, and each Issuer Free Writing Prospectus and English and French language versions of any Marketing Materials, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the NYSE and the TSX; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states or under foreign (non-Canadian) securities laws (including filing fees and the reasonable, actual and accountable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with FINRA and any of the Canadian Qualifying Authorities (including filing fees and the reasonable, actual and accountable fees and expenses of counsel for the Underwriters relating to such filings) provided, however, that the Company shall not be obligated to pay the fees of counsel to the Underwriters related to matters set forth in clauses (vi) and (vii) to the extent such fees exceed US$10,000 in the aggregate; (viii) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; (ix) the costs of reproducing and distributing each of the Warrants; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder. It is understood, however, that except as provided in this Section 5(l), Section 7 and Section 8, the Underwriters will pay all of their costs and expenses, including fees and expenses of their U.S. counsel and their Canadian counsel, stock transfer taxes payable on resale of any securities by them and any marketing or advertising expenses connected with any offers they make, as well as the cost of transportation expenses incurred by or on behalf of Company representatives or the Underwriters in connection with any roadshow.

(m)    The Company agrees that, unless it has or shall have obtained the prior written consent of the Representative, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has or shall have obtained, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the Securities Act; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule III hereto and any electronic road show. Any such free writing prospectus consented to by the Representative or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(n)    The Company agrees that, unless it has or shall have obtained the prior written consent of the Representative, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has or shall have obtained, as the case may be, the prior written consent of the Company, it has not and will not provide any potential investor in any Canadian Qualifying Jurisdiction with any materials or information in relation to the distribution of the Securities or the Company other than the Canadian Preliminary Prospectus, the Canadian Final Prospectus, the Marketing Materials and any amendments thereto in accordance with this Agreement. Any Marketing Materials that constitute “standard term sheets” (as defined in NI 41-101) have been approved in writing by the Company and the Representative and are provided in compliance with Canadian Securities Laws.

(o)    The Company will notify promptly the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) completion of the distribution, within the meaning of the Securities Act, of the Underwritten Securities and the Option Securities, if applicable and (b) completion of the 90-day restricted period referred to in Section 5(i)(j) hereof.

(p)     The Company shall, at all times while the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and any Warrants are outstanding, use its reasonable best efforts to maintain a registration statement covering the exercise of the Warrants and the issue and sale of the Warrant Shares such that the Warrant Shares, when issued, will not be subject to resale restrictions under the Securities Act except to the extent that the Warrant Shares are owned by affiliates.

(q)     The Company shall, at all times while any Warrants are outstanding, reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved common shares, solely for the purpose of enabling it to issue Warrant Shares upon exercise of such Warrants, the number of Warrant Shares that are initially issuable and deliverable upon the exercise of the then-outstanding Warrants.

6.     Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)    The Canadian Final Prospectus shall have been filed with the Canadian Qualifying Authorities within the applicable time period prescribed by and in accordance with the Canadian Shelf Procedures, all other steps or proceedings shall have been taken that may be necessary in order to qualify the Securities for distribution to the public in each of the Qualifying Provinces; and no order suspending the distribution of the Securities has been issued by any of the Canadian Qualifying Authorities and no proceedings for that purpose shall have been instituted or threatened.

(b)    The U.S. Final Prospectus, and any supplement thereto, shall have been filed in the manner and within the time period required by Rule 424(b) under the Securities Act; any other material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433 under the Securities Act; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose or pursuant to Section 8A of the Securities Act shall have been instituted or threatened.

(c)    The Company shall have requested and caused each of (i) Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Company, and (ii) Blake, Cassels & Graydon LPP, Canadian counsel for the Company, to have furnished to the Representative their opinions, dated the Closing Date and addressed to the Representative, substantially in the forms attached hereto as Exhibit B-1 and Exhibit B-2, respectively.

(d)    The Company shall have requested and caused Wilson Sonsini Goodrich & Rosati, Professional Corporation, intellectual property counsel for the Company, to have furnished to the Representative their opinion, dated the Closing Date and addressed to the Representative, substantially in the form attached hereto as Exhibit C.

(e)    The Representative shall have received from Cooley LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representative, with respect to the issuance and sale of the Securities, the Registration Statement, the Disclosure Package, the U.S. Final Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(f)    The Company shall have furnished to the Representative a certificate of the Company, signed by the Chief Executive Officer and the Chief Financial Officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Disclosure Package, the U.S. Final Prospectus, the Canadian Preliminary Prospectus and the Canadian Final Prospectus and any amendment or supplement thereto, as well as any electronic road show used in connection with the offering of the Securities, and this Agreement and that:

(i)    the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)    no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use or the use of the Canadian Final Prospectus has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

(iii)    since the date of the most recent financial statements included in the Disclosure Package, the U.S. Final Prospectus, the Canadian Preliminary Prospectus and the Canadian Final Prospectus (exclusive of any amendment or supplement to any of them), there has been no Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package, the U.S. Final Prospectus, the Canadian Preliminary Prospectus and the Canadian Final Prospectus (exclusive of any amendment or supplement to any of them).

(g)    The Company shall have requested and caused KPMG LLP to have furnished to the Representative, at the Execution Time and at the Closing Date, letters (which may refer to letters previously delivered to the Representative), dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representative, containing statements and information of the type ordinarily included in accountants “comfort letters” to underwriters.

(h)    The Company shall have requested and caused Blake, Cassels & Graydon LLP, Canadian counsel for the Company, to have furnished to the Representative their opinions referred to in Section 5(c) above.

(i)    The Company shall have requested and caused KPMG LLP to have furnished to the Representative their opinions referred to in Section 5(d) above.

(j)    Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement, the U.S. Final Prospectus and the Canadian Final Prospectus (exclusive of any amendment or supplement to any of them), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package, the U.S. Final Prospectus, the Canadian Preliminary Prospectus and the Canadian Final Prospectus (exclusive of any amendment or supplement to any of them) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement, the Disclosure Package, the U.S. Final Prospectus, the Canadian Preliminary Prospectus and the Canadian Final Prospectus (exclusive of any amendment or supplement to any of them).

(k)    Prior to the Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

(l)    Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 3(a)(62) under the Exchange Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(m)    The Common Shares and the Warrant Shares upon exercise of the Warrants shall have been listed and admitted and authorized for trading on the NYSE and shall have been conditionally approved for listing on the TSX, and satisfactory evidence of such actions shall have been provided to the Representative.

(n)    At the Execution Time, the Company shall have furnished to the Representative a letter substantially in the form of Exhibit A hereto from each officer and director of the Company addressed to the Representative.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 shall be delivered by any standard form of telecommunication on the Closing Date.

7.    Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through J.P. Morgan Securities LLC on demand for all reasonable, actual and accountable expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

For the avoidance of doubt, it is understood that the Company will not pay or reimburse any costs, fees or expenses incurred by any Underwriter that defaults on its obligations to purchase the Underwritten Securities; provided that the Company shall still be obligated to pay the expenses of U.S. counsel to the Underwriters as set forth in Section 5(l).

8.    Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees, affiliates and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal, state or provincial statutory law or regulation (including Canadian Securities Laws), at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the U.S. Base Prospectus, any Preliminary Prospectus, any other preliminary prospectus supplement relating to the Securities, the Canadian Preliminary Prospectus, the U.S. Final Prospectus, the Canadian Final Prospectus, or any Issuer Free Writing Prospectus or Marketing Materials, or in any amendment thereof or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)    Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth under the heading “Underwriting,” in (i) the first two sentences of the third paragraph and (ii) the thirteenth paragraph, in any Preliminary Prospectus, the Canadian Preliminary Prospectus, the U.S. Final Prospectus and the Canadian Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus, the Canadian Preliminary Prospectus, the U.S. Final Prospectus, the Canadian Final Prospectus or any Issuer Free Writing Prospectus or Marketing Materials.

(c)    Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below);

provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, known investigation or enforcement action against or involving the Company or any of its subsidiaries alleging any actual or potential violation of any of the Privacy Laws by the Company or any of its subsidiaries (or, to the knowledge of the Company, any third party processing Company Data on behalf of the Company or any of its subsidiaries).

(d)    In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively “Losses”) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the U.S. Final Prospectus and the Canadian Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.

Notwithstanding the provisions of this paragraph (d), in no event shall any Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee, affiliate and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

9.    Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representative shall determine in order that the required changes in the Registration Statement and the U.S. Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

10.    Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such delivery and payment (i) trading in the Company’s common shares shall have been suspended by the Commission, a Canadian Qualifying Authority or the NYSE or the TSX or trading in securities generally on the NYSE or the TSX shall have been suspended or limited or minimum prices shall have been established on either of such exchanges, (ii) a banking moratorium shall have been declared either by federal or New York State authorities, (iii) there shall have occurred a material disruption in commercial banking or securities settlement or clearance services or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by any Preliminary Prospectus, the U.S. Final Prospectus, the Canadian Preliminary Prospectus or the Canadian Final Prospectus (exclusive of any amendments or supplements thereto).

11.    Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents, affiliates or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12.    Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telefaxed to c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 622-8358); Attention Equity Syndicate Desk; or, if sent to the Company, will be mailed or delivered to 540-1385 W 8th Ave, Vancouver, BC V6H 3V9, Canada, Attention: Chief Financial Officer as well as Skadden, Arps, Slate, Meagher & Flom LLP at 222 Bay Street, Suite 1750, Toronto, ON M5K 1J5, Canada, Attention: Riccardo Leofanti and Blake, Cassels & Graydon LLP at 595 Burrard Street, Suite 2600, Vancouver, BC V7X 1L3, Canada, Attention: Joseph Garcia.

13.    Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

14.    Recognition of the U.S. Special Resolution Regimes.

(a)     In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)     In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 14, “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b) or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

15.    No Fiduciary Duty. The Company hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company and (c) the engagement of the Underwriters by the Company in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgment in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company on related or other matters). The Company agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

16.    Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

17.    Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

18.    Jurisdiction. Each of the parties hereto submits to the jurisdiction of the courts of the State of New York and the courts of the United States of America located in the State of New York over any suit, action or proceeding with respect to this Agreement or the transactions contemplated hereby. Any suit, action or proceeding with respect to this Agreement may be brought only in the courts of the State of New York or the courts of the United States of America, in each case located in the Borough of Manhattan, City of New York, State of New York. Each of the parties hereto waives any objection that it may have to the venue of such suit, action or proceeding in any such court or that such suit, action or proceeding in such court was brought in an inconvenient forum and agrees not to plead or claim the same.

19.    Waiver of Jury Trial. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20.    Counterparts. This Agreement may be signed in one or more counterparts and may be signed and delivered by electronic transmission, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

21.    Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

22.    Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Disclosure Package” shall mean (i) the U.S. Base Prospectus, (ii) the U.S. Preliminary Prospectus used most recently prior to the Execution Time, (iii) the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto, and (iv) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405 under the Securities Act.

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433 under the Securities Act.

“NI 41-101” shall mean National Instrument 41-101 – General Prospectus Requirements.

“Rule 158”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 424”, “Rule 430A” and “Rule 433” refer to such rules under the Securities Act.

“Rule 430A Information” shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

“Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

[signature page follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

Very truly yours, ZYMEWORKS INC.

By:	/s/ Neil A. Klompas
Name:	Neil A. Klompas
Title:	Chief Financial Officer

[Signature Page to the Underwriting Agreement]

The foregoing Agreement is hereby

confirmed and accepted as of the

date specified in Schedule I hereto.

J.P. Morgan Securities LLC

By:	/s/ Benjamin Burdett
Name:	Benjamin Burdett
Title:	Managing Director

For themselves and the other

several Underwriters named in

Schedule II to the foregoing

Agreement.

[Signature Page to the Underwriting Agreement]

SCHEDULE I

Underwriting Agreement dated June 19, 2019

Registration Statement No. 333-228782

Representative: J.P. Morgan Securities LLC

Title, Purchase Price and Description of Securities:

Title: common shares, without par value

warrants

Number of Common Shares to be sold by the Company: 5,555,556

Number of Warrants to be sold by the Company: 4,166,690

Number of Option Securities to be sold by the Company: 1,458,336

Price per Share to Public (include accrued dividends, if any): $18.00

Price per Warrant to Public (include accrued dividends, if any): $17.9999

Price per Share to the Underwriters – total: $16.92

Price per Warrant to the Underwriters – total: $16.919906

Other provisions: None.

Closing Date, Time and Location: June 24, 2019 at 10:00 a.m. Eastern Time at Cooley LLP, 4401 Eastgate Mall, San Diego, California 92121

Type of Offering: Non-Delayed

SCHEDULE II

Underwriters	Number of Common Shares to be Purchased	Number of Warrants to be Purchased	Number of Option Securities to be Purchased
J.P. Morgan Securities LLC	2,611,111	1,958,345	685,418
Wells Fargo Securities, LLC	1,000,000	750,004	262,501
Stifel, Nicolaus & Company, Incorporated	944,445	708,337	247,917
Raymond James Ltd.	861,111	645,837	226,042
Ladenburg Thalmann & Co. Inc.	138,889	104,167	36,458

Total	5,555,556	4,166,690	1,458,336

SCHEDULE III

Schedule of Free Writing Prospectuses included in the Disclosure Package

None.

SCHEDULE IV

1.	the section entitled “Capitalization” appearing in the Canadian Preliminary Prospectus and the Canadian Final Prospectus;

2.	the section entitled “Earnings Coverage” appearing in the Canadian Base Prospectus;

3.	the section entitled “Consolidated Capitalization” appearing in the Canadian Base Prospectus;

4.	the following sections in Part II of the Company’s annual report on Form 10-K dated March 6, 2019 for the fiscal year ended December 31, 2018:

A.	Item 6;

B.	Item 7;

C.	Item 7A;

D.	Item 8;

E.	Item 9;

F.	Item 9A;

G.	Item 9B;

H.

Exhibits 23.1, 31.1, 31.2, 32.1, 32.2, 99.1, which do not need to be translated pursuant to an exemptive relief order granted by the Autorité des marchés financiers dated May 18, 2018 (the “Exemption”);

5.	the Company’s audited consolidated financial statements as at and for the years ended December 31, 2018, together with the notes thereto and the auditor’s reports thereon;

6.	the Company’s management’s discussion and analysis of our financial condition and results of operations for the year ended December 31, 2018;

7.	the following section in Part I of the Company’s quarterly report on Form 10-Q dated May 2, 2019 for the three month period ended March 31, 2019:

A.	Item I. Financial Information;

B.	Item 2. Management’s Discussion and Analysis of Financial Conditions and Results of Operation;

C.	Item 3. Quantitative and Qualitative Disclosures About Market Risk: and

D.	Item 4. Controls and Procedures;

E.	Item 6. Exhibits;

8.	the Company’s unaudited interim consolidated financial statements as at and for the three month period ended March 31, 2019 and 2018; and

9.	the Company’s management’s discussion and analysis of our financial condition and results of operations for the three month period ended March 31, 2019.

EXHIBIT A

Form of Lock Up Agreement

Zymeworks Inc.

Public Offering of Common Shares and Pre-Funded Warrants

[●], 2019

J.P. Morgan Securities LLC

As Representative of the several Underwriters

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

This letter is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”), between Zymeworks Inc. a corporation existing under the Business Corporations Act (British Columbia) (the “Company”), and each of you as representative (the “Representative”) of a group of Underwriters named therein (the “Underwriters”), relating to an underwritten public offering of common shares, no value per share (the “Subject Shares”), and pre-funded warrants of the Company to purchase Subject Shares, of the Company (the “Offering”).

Consistent with standard underwritten public offerings and in consideration for the Underwriters entering into the Underwriting Agreement, the undersigned will not, without the prior written consent of J.P. Morgan Securities LLC (“J.P. Morgan”), offer, sell, contract to sell, pledge, hedge, lend or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any Subject Shares or any securities convertible into, or exercisable or exchangeable for such Subject Shares, or publicly announce an intention to effect any such transaction, for a period from the date hereof until 60 days after the date of the Underwriting Agreement (the “Restricted Period”).

The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transactions designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any Subject Shares, or securities convertible into or exercisable or exchangeable for such Subject Shares, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the undersigned.

The undersigned represents and warrants that the undersigned is not, has not caused or directed any of its Affiliates (as defined below) to be or become, and is not aware of any of its Affiliates being, currently a party to any agreement or arrangement that is designed to or which reasonably could be expected to lead to or result in any activity prohibited by this agreement during the Restricted Period.

The foregoing restrictions shall not apply to:

a)

transactions relating to Subject Shares or other securities acquired in open market transactions after the completion of the Offering, provided that no filing or public announcement under Section 16(a) of the Exchange Act, under any of the securities laws (including rules, regulations, policy statements or other such instruments or rulings) of each of the provinces and territories of Canada (collectively, “Canadian Securities Laws”) or otherwise shall be required or shall be voluntarily made during the Restricted Period in connection with any such subsequent sales of Subject Shares or other securities acquired in such open market transactions;

b)	transfers of Subject Shares or any security convertible into or exercisable or exchangeable for Subject Shares:

i.	as a bona fide gift, including as a result of estate or intestate succession, or pursuant to a will or other testamentary document;

ii.

if the undersigned is a natural person, to a member of the immediate family of the undersigned (for the purposes of this agreement, “immediate family” shall mean any relationship by blood, marriage, domestic partnership or adoption no more remote than first cousin, and shall include a former spouse);

iii.	if the undersigned is a natural person, to any trust or other like entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned;

iv.

for tax structuring purposes only and if the undersigned is a natural person, to a corporation, partnership, limited liability company or other entity of which the undersigned and the immediate family of the undersigned are the direct or indirect legal and beneficial owners of all the outstanding equity securities or similar interests of such corporation, partnership, limited liability company or other entity;

v.

if the undersigned is a corporation, partnership, limited liability company or other entity, to any trust or other like entity for the direct or indirect benefit of the undersigned or any affiliate as defined in Rule 405 promulgated under the Securities Act of 1933, as amended (an “Affiliate”), wholly-owned subsidiary, limited partner, member or stockholder of the undersigned;

vi.	if the undersigned is a corporation, partnership, limited liability company or other entity, to any Affiliate thereof; or

vii.

if the undersigned is a corporation, partnership, limited liability company or other entity, to any Affiliate, wholly-owned subsidiary, limited partner, member or stockholder of the undersigned or to any investment fund or other entity controlled or managed by the undersigned;

c)

the establishment or modification of any trading plan that complies with Rule 10b5-1 under the Exchange Act or similar plan under Canadian Securities Laws for the transfer of Subject Shares, provided that (i) such plan does not provide for the transfer of Subject Shares during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act or Canadian Securities Laws, shall be required of the undersigned or the Company regarding the establishment or modification of such plan, such announcement or filing shall include a statement to the effect that no transfer of Subject Shares may be made under such plan during the Restricted Period;

d)

the transfer of Subject Shares or any security convertible into or exercisable or exchangeable for Subject Shares to the Company, pursuant to agreements or rights in existence on the date hereof and described in the final prospectus supplement relating to the Offering under which the Company has the option to repurchase such shares or a right of first refusal with respect to transfers of such shares, in each case, in connection with the termination of the undersigned’s employment or other service relationship with the Company; provided that no public filing or public announcement under Section 16(a) of the Exchange Act or Canadian Securities Laws, reporting a reduction in beneficial ownership of Subject Shares, or otherwise, shall be required or voluntarily made during the Restricted Period;

e)

the transfer of Subject Shares or any securities convertible into or exercisable or exchangeable for Subject Shares from the undersigned to the Company (or the purchase and cancellation of same by the Company) upon a vesting event of the Company’s securities or upon the exercise of securities to purchase Subject Shares by the undersigned, in each case on a “cashless” or “net exercise” basis, or to cover tax withholding obligations of the undersigned in connection with such vesting or exercise; provided that no public filing or public announcement under Section 16(a) of the Exchange Act or Canadian Securities Laws, reporting a reduction in beneficial ownership of Subject Shares, or otherwise, shall be required or voluntarily made during the Restricted Period;

f)	the transfer of Subject Shares or any security convertible into or exercisable or exchangeable for Subject Shares pursuant to a bona fide third party tender offer,

merger, amalgamation, consolidation or other similar transaction made to all holders of the Subject Shares involving a Change of Control of the Company that has been approved by the board of directors of the Company, provided that in the event that the tender offer, merger, amalgamation, consolidation or other such transaction is not completed, the Subject Shares owned by the undersigned shall remain subject to the restrictions contained in this agreement; or

g)

any transfer of Subject Shares that occurs by operation of law pursuant to a qualified domestic order in connection with a divorce settlement or other court order; provided that (i) any public filing or public announcement under Section 16(a) of the Exchange Act or Canadian Securities Laws, reporting a reduction in beneficial ownership of Subject Shares, or otherwise, required to be made during the Restricted Period shall clearly indicate in the footnotes thereto or comments section thereof that such transfer was made pursuant to the circumstances described in this clause (g) and (ii) no public announcement shall be voluntarily made during the Restricted Period;

provided that in the case of any transfer or distribution pursuant to clause (b), (i) no public filing or public announcement under Section 16(a) of the Exchange Act or Canadian Securities Laws, reporting a reduction in beneficial ownership of Subject Shares, or otherwise, shall be required or shall be voluntarily made during the Restricted Period and (ii) such transfer shall not involve a disposition for value; and further provided that in the case of any transfer or distribution pursuant to clause (b) or (g), each donee, distributee or transferee shall concurrently with such transfer or distribution sign and deliver a lock-up letter substantially in the form of this letter. For purposes of clause (f) of this paragraph, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), after the closing of the Offering, to a person or group of affiliated persons, of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would hold shares having more than 50% of the voting power of all outstanding voting shares of the Company (or the surviving entity).

In addition, except as set forth in this agreement, the undersigned agrees that, without the prior written consent of J.P. Morgan on behalf of the Underwriters, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration or qualification for distribution of any Subject Shares or any security convertible into or exercisable or exchangeable for Subject Shares.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Subject Shares except in compliance with the foregoing restrictions.

The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. This agreement shall automatically terminate, and the undersigned will, in each case, be released from its obligations under this agreement, upon the earliest to occur, if any, of (a) prior to the execution of the Underwriting Agreement, the date that the Company advises J.P. Morgan, in writing, that it does not intend to proceed with the Offering, (b) the date of termination of the Underwriting Agreement (if executed) if prior to the closing of the Offering, or (c) July 31, 2019, if the Underwriting Agreement has not been entered into by such date.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Representative.

[signature page follows]

Very truly yours,

Name of Security Holder (Print exact name)

By:
Signature

If not signing in an individual capacity:

Name of Authorized Signatory (Print)

Title of Authorized Signatory (Print)

(indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

EXHIBIT B-1

Form of Opinion and Negative Assurance Letter of

Skadden, Arps, Slate, Meagher & Flom LLP

EXHIBIT B-2

Form of Opinion of

Blake, Cassels & Graydon LLP

EXHIBIT C

Form of Intellectual Property

Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation

EXHIBIT D

Form of Warrant

[FORM OF PRE-FUNDED] WARRANT TO PURCHASE COMMON SHARES

Number of Shares:

[                ]

(subject to adjustment)

Warrant No.

Original Issue Date: [    ], 2019

Zymeworks Inc., a company continued under the Business Corporations Act (British Columbia) (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [    ] (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of [    ] common shares, no par value, of the Company (“Common Shares”), (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price per share equal to $0.0001 per share (as adjusted from time to time as provided in Section 9 herein, the “Exercise Price”), upon surrender of this Warrant to Purchase Common Shares (the “Warrant” (which, for the avoidance of doubt, shall include any New Warrant (as defined below))) at any time and from time to time on or after the date hereof (the “Original Issue Date”), subject to the following terms and conditions:

1. Definitions. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Affiliate” means any Person directly or indirectly controlled by, controlling or under common control with, a Holder, but only for so long as such control shall continue. For purposes of this definition, “control” (including, with correlative meanings, “controlled by”, “controlling” and “under common control with”) means, with respect to a Person, possession, direct or indirect, of (a) the power to direct or cause direction of the management and policies of such Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), or (b) at least 50% of the voting securities (whether directly or pursuant to any option, warrant or other similar arrangement) or other comparable equity interests.

(b) “Commission” means the United States Securities and Exchange Commission.

(c) “Closing Sale Price” means, for any security as of any date, the last trade price for such security on the Principal Trading Market for such security, as reported by Bloomberg Financial Markets, or, if such Principal Trading Market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00 P.M., New York City time, as reported by Bloomberg Financial Markets, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets (such time, the

“Close of Trading”). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined in good faith by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then the board of directors of the Company (the “Board of Directors”) shall use its good faith judgment to determine the fair market value. The Board of Directors’ determination shall be binding upon all parties absent demonstrable error. All such determinations shall be appropriately adjusted for any share dividend, share split, share combination or other similar transaction during the applicable calculation period.

(d) “Principal Trading Market” means the national securities exchange or other trading market on which the Common Shares are primarily listed on and quoted for trading, which, as of the Original Issue Date, shall be the New York Stock Exchange.

(e) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(f) “Trading Day” means any weekday on which the Principal Trading Market is normally open for trading.

(g) “Transfer Agent” means Computershare Trust Company N.A., the Company’s transfer agent and registrar for the Common Shares in the United States, and any successor appointed in such capacity.

2. Warrant Register. The Company shall register ownership of this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any assignee to which this Warrant is assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3. Registration of Transfers. Subject to compliance with all applicable securities laws, the Company shall, or will cause its Transfer Agent to, register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, and payment for all applicable transfer taxes (if any). Upon any such registration or transfer, a new warrant to purchase Common Shares in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant. The Company shall, or will cause its Transfer Agent to, prepare, issue and deliver at the Company’s own expense any New Warrant under this Section 3. Until due presentment for registration of transfer, the Company may treat the registered Holder hereof as the owner and holder for all purposes, and the Company shall not be affected by any notice to the contrary.

4. Exercise and Duration of Warrants.

(a) All or any part of this Warrant shall be exercisable by the registered Holder in any manner permitted by this Warrant at any time and from time to time on or after the Original Issue Date.

(b) The Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached as Schedule 1 hereto (the “Exercise Notice”), completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice pursuant to Section 10), and the date on which the last of such items is delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares, if any. The aggregate exercise price of this Warrant, except for the Exercise Price, was pre-funded to the Company on or before the Original Issue Date, and consequently no additional consideration (other than the Exercise Price) shall be required by to be paid by the Holder to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-funded exercise price under any circumstance or for any reason whatsoever.

5. Delivery of Warrant Shares.

(a) Upon exercise of this Warrant, the Company shall promptly (but in no event later than three (3) Trading Days after the Exercise Date), upon the request of the Holder, credit such aggregate number of Common Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission system, or if the Transfer Agent is not participating in the Fast Automated Securities Transfer Program (the “FAST Program”) or if the certificates are required to bear a legend regarding restriction on transferability, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Common Shares to which the Holder is entitled pursuant to such exercise. The Holder, DTC (or its nominee), or any natural person or legal entity (each, a “Person”) so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be.

(b) If by the Close of Trading on the third (3rd) Trading Day after the Exercise Date, the Company fails to deliver to the Holder a certificate representing the required number of Warrant Shares in the manner required pursuant to Section 5(a) or fails to credit the Holder’s balance account with DTC for such number of Warrant Shares to which the Holder is entitled, and if after such third (3rd) Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) Common Shares to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall, within three (3) Trading Days after the Holder’s request promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Warrant Shares and pay cash to the Holder in an amount equal to the excess (if any) of Holder’s total purchase price (including brokerage commissions, if any) for the Common Shares so purchased in the Buy-In less the product of (A) the number of Common Shares purchased in the Buy-In, times (B) the Closing Sale Price of a Common Share on the Exercise Date.

(c) To the extent permitted by law and subject to Section 5(b), the Company’s obligations to issue and deliver Warrant Shares in accordance with and subject to the terms hereof (including the limitations set forth in Section 11 below) are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Subject to Section 5(b), nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Common Shares upon exercise of the Warrant as required pursuant to the terms hereof.

6. Charges, Taxes and Expenses. Issuance and delivery of certificates for Common Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense (excluding any applicable stamp duties) in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or the Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction (in such case) and, in each case, a customary and reasonable indemnity and surety bond, if requested by the Company. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8. Reservation of Warrant Shares. The Company covenants that it will, at all times while this Warrant is outstanding, reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Shares, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are initially issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable. The Company will take all such action as may be reasonably necessary to assure that such Common Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Shares may be listed.

9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a) Share Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a dividend on its Common Shares or otherwise makes a distribution on any class of capital issued and outstanding on the Original Issue Date and in accordance with the terms of such capital on the Original Issue Date (or as amended), that is payable in Common Shares, (ii) subdivides its outstanding Common Shares into a larger number of Common Shares, (iii) combines its outstanding Common Shares into a smaller number of Common Shares or (iv) issues by reclassification of Common Shares any additional Common Shares of the Company, then in each such case the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of Common Shares outstanding immediately before such event and the denominator of which shall be the number of Common Shares outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution, provided, however, that if such record date shall have been fixed and such dividend is not fully paid on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends. Any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Shares for no consideration (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Shares covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) cash or any other asset (in each case, “Distributed Property”), then, upon any exercise of this Warrant that occurs after the record date fixed for determination of shareholders entitled to receive such distribution, the Holder shall be entitled to receive, in addition to the Warrant Shares otherwise issuable upon such exercise (if applicable), the Distributed Property that such Holder would have been entitled to receive in respect of such number of Warrant Shares had the Holder been the record holder of such Warrant Shares immediately prior to such record date without regard to any limitation on exercise contained therein. The Company covenants that it will, at all times while this Warrant is outstanding, reserve and keep available all Distributed Property that the Holder shall be entitled to receive hereunder, solely for the purpose of fulfilling its obligations pursuant to this Section 9(b).

(c) Fundamental Transactions. If, at any time while this Warrant is outstanding (i) the Company effects any merger or consolidation of the Company with or into another Person, in which the Company is not the surviving entity and in which the shareholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, at least 50% of the voting power of the surviving entity immediately after such merger or consolidation, (ii) the Company effects any sale to another Person of all or substantially all of its assets in one transaction or a series of related transactions, (iii) pursuant to any tender offer or exchange offer (whether by the Company or another Person), holders of capital stock tender shares representing more than 50% of the voting power of the capital stock of the Company and the Company or such other Person, as applicable, accepts such tender for payment, (iv) the Company consummates a share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the voting power of the capital stock of the Company (except for any such transaction in which the shareholders of the Company immediately prior to such transaction maintain, in substantially the same proportions, the voting power of such Person immediately after the transaction) or (v) the Company effects any reclassification of the Common Shares or any compulsory share exchange pursuant to which the Common Shares are effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of Common Shares covered by Section 9(a) above) (in any such case, a “Fundamental Transaction”), then following such Fundamental Transaction the Holder shall have the right to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the “Alternate Consideration”). The Company shall not effect any Fundamental Transaction in which the Company is not the surviving entity or the Alternate Consideration includes securities of another Person unless (i) the Alternate Consideration is solely cash and the Company provides for the simultaneous “cashless exercise” of this Warrant pursuant to Section 10 below or (ii) prior to or simultaneously with the consummation thereof, any successor to the Company, surviving entity or other Person (including any purchaser of assets of the Company) shall assume the obligation to deliver to the Holder such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and the other obligations under this Warrant. The provisions of this paragraph (c) shall similarly apply to subsequent transactions analogous of a Fundamental Transaction type.

(d) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(e) Calculations. All calculations under this Section 9 shall be made to the nearest one-hundredth of one cent or the nearest share, as applicable.

(f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Transfer Agent.

(g) Notice of Corporate Events. If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Shares, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits shareholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then, the Company shall deliver to the Holder a notice of such transaction at least ten (10) days prior to the applicable record and effective date on which a Person would need to hold Common Shares in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice (but the Company shall remain liable to the Holder for any damages resulting therefrom). In addition, if while this Warrant is outstanding, the Company authorizes or approves, enters into any agreement contemplating or solicits shareholder approval for any Fundamental Transaction contemplated by Section 9(c), other than a Fundamental Transaction under clause (iii) of Section 9(c), the Company shall deliver to the Holder a notice of such Fundamental Transaction at least thirty (30) days prior to the date such Fundamental Transaction is consummated. Holder agrees to maintain any information disclosed pursuant to this Section 9(g) in confidence until such information is publicly available, and shall comply with applicable law with respect to trading in the Company’s securities following receipt any such information.

10. Payment of Exercise Price. Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, satisfy its obligation to pay the Exercise Price through a “cashless exercise”, in which event the Company shall issue to the Holder the number of Warrant Shares in an exchange of securities effected pursuant to Section 3(a)(9) of the Securities Act, as determined as follows:

X = Y [(A-B)/A]

where:

“X” equals the number of Warrant Shares to be issued to the Holder;

“Y” equals the total number of Warrant Shares with respect to which this Warrant is then being exercised;

“A” equals the Closing Sale Price of the Common Shares (as reported by Bloomberg Financial Markets) as of the Trading Day on the date immediately preceding the Exercise Date; and

“B” equals the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a “cashless exercise” transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued (provided that the Commission continues to take the position that such treatment is proper at the time of such exercise). In the event that the a registration statement registering the issuance of Warrant Shares is, for any reason, not effective at the time of exercise of this Warrant, then the Warrant may only be exercised through a cashless exercise, as set forth in this Section 10. Except as set forth in Section 5(b) (Buy-In remedy) and Section 12 (payment of cash in lieu of fractional shares), in no event will the exercise of this Warrant be settled in cash.

11. Limitations on Exercise.

(a) Notwithstanding anything to the contrary contained herein, the Company shall not effect any exercise of this Warrant, and the Holder shall not be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect or immediately prior to such exercise, would cause (i) the aggregate number of Common Shares beneficially owned by the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Shares would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, to exceed 9.99% (the “Maximum Percentage”) of the total number of issued and outstanding Common Shares of the Company following such exercise, or (ii) the combined voting power of the securities of the Company beneficially owned by the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Shares would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act to exceed 9.99% of the combined voting power of all of the securities of the Company then outstanding following such exercise. For purposes of this Warrant, in determining the number of outstanding Common Shares, the Holder may rely on the number of outstanding Common Shares as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, filed with the Commission prior to the date hereof, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Transfer Agent setting forth the number of Common Shares outstanding. Upon the written request of the Holder, the Company shall within three (3) Trading Days confirm in writing or by electronic mail to the Holder the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder since the date as of which such number of outstanding Common Shares was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 19.99% specified in such notice; provided that any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company. For purposes of this Section 11(a), the aggregate number of Common Shares or voting securities beneficially owned by the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Shares would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act shall include the Common Shares issuable upon the exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of Common Shares which would be issuable upon (x) exercise of the remaining unexercised and non-cancelled portion of this Warrant by the Holder and (y) exercise or conversion of the unexercised, non-converted or non-cancelled portion of any other securities of the Company that do not have voting power (including without limitation any securities of the Company which would entitle the holder thereof to acquire at any time Common Shares, including without limitation any debt, preferred shares, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Shares), is subject to a limitation on conversion or exercise analogous to the limitation contained herein and is beneficially owned by the Holder or any of its Affiliates and other Persons whose beneficial ownership of Common Shares would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act.

(b) This Section 11 shall not restrict the number of Common Shares which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9(c) of this Warrant.

12. No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded down to the next whole number and the Company shall pay the Holder in cash the fair market value (based on the Closing Sale Price) for any such fractional shares.

13. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or confirmed e-mail at the facsimile number or e-mail address specified in the books and records of the Transfer Agent prior to 5:30 P.M., New York City time, on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or confirmed e-mail at the facsimile number or e-mail address specified in the books and records of the Transfer Agent on a day that is not a Trading Day or later than 5:30 P.M., New York City time, on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, or (iv) upon actual receipt by the Person to whom such notice is required to be given, if by hand delivery.

14. Warrant Agent. The Company shall initially serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

15. Miscellaneous.

(a) No Rights as a Shareholder. The Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of share, reclassification of share, consolidation, merger, amalgamation, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

(b) Authorized Shares. (i) Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate or articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(ii) Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(c) Successors and Assigns. Subject to compliance with applicable securities laws, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company without the written consent of the Holder, except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the Company and the Holder and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(d) Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

(e) Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

(f) Governing Law; Jurisdiction. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PERSON AT THE ADDRESS IN EFFECT FOR NOTICES TO IT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(g) Headings. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(h) Severability. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the Company and the Holder will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(i) Interpretation. For purposes of this Warrant, (a) the words “include,” “includes” and “including” are deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof, “hereby,” “hereto” and “hereunder” refer to this Warrant as a whole. Unless the context otherwise requires, references herein: (x) to sections and schedules mean the sections of, and schedules attached to, this Warrant; (y) to an agreement, instrument, or other document means such agreement, instrument, or other document (as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof/without regard to subsequent amendments, supplements, and modifications thereto); and (z) to a statute means such statute (as amended from time to time and includes/enforced at the time and date of this Warrant becoming effective) and does not include any successor legislation thereto and any regulations promulgated thereunder. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The schedules referred to herein shall be construed with, and as an integral part of, this Warrant to the same extent as if they were set forth verbatim herein. All references to “$” or “dollars” mean the lawful currency of the United States of America. Whenever the singular is used in this Warrant, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

ZYMEWORKS INC.

By:
Name:
Title: